UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Earliest Event Reported: October 2, 2005
Date of Report: October 5, 2005
BINDVIEW DEVELOPMENT CORPORATION
( Exact Name of Registrant as Specified in its Charter)

TEXAS (State or Other Jurisdiction of incorporation or organization)	000-24677 (Commission File Number)	76-0306721 (I.R.S. Employer Identification No.)
5151 San Felipe, 25th Floor
Houston, Texas 77056
(Address of principal executive offices)
(713) 561-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement
     BindView Development Corporation (the “Company”) has entered into an Agreement and Plan of Merger dated as of October 2, 2005 (the “Merger Agreement”), with Buena Vista Acquisition Corp. (“Merger Sub”) and Symantec Corporation (“Symantec”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Symantec. Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock, except for shares held by dissenting shareholders, will be converted into the right to receive a cash amount of $4.00. Additionally, at the effective time of the Merger, each outstanding option (whether vested or unvested) to purchase the Company’s common stock will be converted into the right to receive a cash amount equal to the positive difference between $4.00 per share and the applicable exercise price, less any applicable withholding taxes.
     Consummation of the Merger is subject to customary conditions, including the approval of the Merger Agreement by the required vote of the Company’s shareholders, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
     The Company, Symantec and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including customary covenants by the Company relating to the conduct of the Company’s business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.
     The Merger Agreement may be terminated under a number of circumstances, including without limitation:
•	by either the Company or Symantec if the Merger has not been consummated by March 3, 2006 (but not by a party whose failure to comply with any provision of the Merger Agreement causes or results in the failure of the Merger to be consummated by that date);

•	by either the Company or Symantec if the Company’s shareholders do not approve the Merger by the required vote at a duly-held special meeting; or

•	by Symantec if (a) the Company’s board of directors approves or recommends to the shareholders an alternative proposal to acquire the Company (an “Alternative Transaction”) or (b) there is a tender offer or exchange offer to acquire control of the Company (a “Takeover Proposal”) and the board of directors recommends that Takeover Proposal to the shareholders or otherwise fails to recommend that the shareholders reject that Takeover Proposal within 10 business days.
     If Symantec terminates the Merger Agreement following the exercise by the Company’s board of directors of its fiduciary duty with respect to an Alternative Transaction or a Takeover Proposal, or if either Symantec or the Company terminates the Merger Agreement due to the failure to receive the required approval of the Merger from the Company’s shareholders, or under other specified circumstances, the Company will be obligated to pay Symantec a termination fee of $8 million.
     The representations and warranties of the Company contained in the Merger Agreement speak only as of the date of the agreement, and have been made solely for purposes of risk allocation and to provide contractual rights and other remedies. They should not be relied upon as necessarily representing the actual state of affairs of the Company. A copy of the Merger Agreement is filed as Exhibit 2.1 to this

Current Report on Form 8-K. The foregoing description of the Merger Agreement is qualified in its entirety by reference to such exhibit.
     In connection with the proposed Merger, Eric J. Pulaski, Arshad Matin and Edward L. Pierce each entered into separate Voting Agreements dated October 2, 2005 with Symantec to vote the shares of the Company common stock owned by each of them in favor of the Merger, which shares represent approximately 20.0% of the outstanding shares of the Company’s common stock entitled to vote. A copy of each Voting Agreement is attached hereto as Exhibits 99.1, 99.2 and 99.3. The Voting Agreements will terminate upon the earlier to occur of (a) the effective time of the Merger and (b) the termination of the Merger Agreement. The foregoing description of the Voting Agreements is qualified in its entirety by reference to such exhibits.
Additional Information and Where to Find It
     In connection with the proposed Merger, the Company intends to file a proxy statement and other relevant documents concerning the Merger with the Securities and Exchange Commission. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and securityholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by the Company with the Securities and Exchange Commission may also be obtained from the Company by directing a request to the Company’s investor relations contact, Yvonne Donaldson, at (713) 561-3000.
     In addition, the Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. A description of any interests that the Company’s officers and directors have in the Merger will be available in the proxy statement. Information concerning the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 29, 2005, and its Annual Report on Form 10-K filed with the SEC on March 15, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the investor relations page on its corporate website at www.bindview.com/Company/IR/SECfilings.cfm.
ITEM 9.01. Financial Statements and Exhibits
(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits
     The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit 2.1	Agreement and Plan of Merger dated as of October 2, 2005, by and among BindView Development Corporation, Buena Vista Acquisition Corp. and Symantec Corporation.
     The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit 99.1	Voting Agreement dated as of October 2, 2005 by and between Symantec Corporation and Eric J. Pulaski.
Exhibit 99.2	Voting Agreement dated as of October 2, 2005 by and between Symantec Corporation and Arshad Matin.
Exhibit 99.3	Voting Agreement dated as of October 2, 2005 by and between Symantec Corporation and Edward L. Pierce.

SIGNATURE
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BINDVIEW DEVELOPMENT CORPORATION
Date: October 5, 2005	By:	/s/ Edward L. Pierce
Edward L. Pierce
Executive Vice President and Chief Financial Officer

Exhibit Index
     The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description
Exhibit 2.1	Agreement and Plan of Merger dated as of October 2, 2005, by and among BindView Development Corporation, Buena Vista Acquisition Corp. and Symantec Corporation.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit 99.1	Voting Agreement dated as of October 2, 2005 by and between Symantec Corporation and Eric J. Pulaski.
Exhibit 99.2	Voting Agreement dated as of October 2, 2005 by and between Symantec Corporation and Arshad Matin.
Exhibit 99.3	Voting Agreement dated as of October 2, 2005 by and between Symantec Corporation and Edward L. Pierce.